Quality Systems, Inc.
                                    Form 10-K

                                  Exhibit 10.16
        Lease Agreement between Company and Craig Development Corporation dated February 22, 2001.

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                            MEREDITH FINANCIAL CENTRE

                                17th and Prospect
                               Tustin, California

                                      LEASE

THIS LEASE, dated for reference purposes only, is made this 20TH day of FEBRUARY 2001, by and between CRAIG DEVELOPMENT CORPORATION (hereinafter "Landlord") and QUALITY SYSTEMS, INC. (hereinafter "Tenant").

For and in consideration of the rental of the covenants and agreements hereinafter set forth to be kept and performed by the Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises herein described for the term, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.

1. PREMISES

      1.1 DESCRIPTION. Landlord hereby leases to Tenant and Tenant hereby rents from Landlord those certain Premises (hereinafter "Premises") crosshatched on Exhibit A containing approximately 14524.85 rentable square feet on the FIRST & SECOND floor of the building commonly known as the CENTRE building, Meredith Financial Centre, City of Tustin, County of Orange, or 17822 EAST 17TH STREET, SUITES 101, 102, 103, 104, 201, 203, 210, 211, & 212, TUSTIN, CA 92780.
Hereinafter referred to as the "Building".

14524.85 SQ.FT. approximate Premises rentable area / 171,500.00 SQ. FT. approximate Office Building Project rentable area = 8.5% Lessee's Share.

      1.2 WORK OF IMPROVEMENTS. The obligation of Landlord and Tenant to perform the work and supply the necessary materials and labor to prepare the Premises for occupancy are set forth in attached Exhibit B. Landlord and Tenant shall expend all funds and do all acts required of them in Exhibit B and shall have the work performed promptly and diligently in a first class workmanlike manner.

2. TERM

      2.1 TERM. The term of this Lease shall be for TWELVE (12) months commencing APRIL 1, 2001 and ending on MARCH 31, 2002, unless sooner terminated pursuant to this Lease.

      2.2 DELAY IN COMMENCEMENT. Tenant agrees that in the event of the inability of Landlord for any reason to deliver possession of the Premises to Tenant on the commencement date set forth in Section 2.1, Landlord shall not be liable for any damage thereby nor shall such inability affect the validity of this Lease or the obligations of Tenant hereunder, but in such case Tenant shall not be obligated to pay rent or other monetary sums until possession of the Premises is tendered to Tenant; provided that if the delay in delivery of possession exceeds sixty (60) days, then the expiration date of the term of the Lease shall be extended by the period of time computed from the scheduled commencement date to the date possession is tendered. In


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the event Landlord shall not have delivered possession of the Premises within six (6) months from the scheduled commencement date, then Tenant at its option, to be exercised within thirty (30) days after the end of said six (6) month period, may terminate this Lease and upon Landlord's return of any monies previously deposited by Tenant, the parties shall have no further rights or liabilities toward each other.

      2.3 ACKNOWLEDGMENT OF COMMENCEMENT DATE. In the event the commencement date of the term of the Lease is other than as provided in Section 2.1, then Landlord shall execute a written acknowledgment of the date of commencement and shall attach it to the Lease as Exhibit E.

3. RENT

Tenant shall pay to Landlord as rent for the Premises in advance on the first day of each calender month of the term of this Lease without deduction, offset, prior notice or demand, in lawful money of the United States, the sum of TWENTY THREE THOUSAND TWO HUNDRED THIRTY NINE DOLLARS AND SEVENTY SIX CENTS ($23,239.76), or one dollar and SIXTY CENTS ($1.60) per square foot based on a Premises rentable area of 14524.85 square feet. If the commencement date is not the first day of a month, or if the Lease termination date is not the last day of a month, a prorated monthly installment shall be paid at the then current rate for the fractional month during which the Lease commences and/or terminates.

                     Monthly Rental Rate
    Months            Per Square Foot           Total Monthly Rent
    ------           -------------------        ------------------

    1 - 12                $ 1.60                   $ 23,239.76

Concurrently with Tenant's execution of the Lease, Tenant shall deposit with Landlord the sum of XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXX ($X,XXX.XX) as rent for the month(s) of XXXXXXX 200X.

4. SECURITY DEPOSIT

Concurrently with Tenant's execution of the Lease, Tenant shall deposit with Landlord the sum of KXXXXXXXXXXXXXXXXXXXXX ($X,XXX.XX). Said sum shall be held by Landlord as a Security Deposit for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent and any of the monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefore, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount; Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security


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Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interests hereunder) at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said Deposit to Landlord's successor in interest whereupon Tenant agrees to release Landlord from liability for the return of such Deposit or the accounting therefor. SEE SECTION 18.1 SECURITY DEPOSIT RETAINED BY LANDLORD.

5. USE

      5.1 USE. The Premises shall be used and occupied by Tenant for general office purposes and for no other purpose without the prior written consent of Landlord.

      5.2 SUITABILITY. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as provided in this Lease. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in satisfactory condition unless within fifteen (15) days after such date Tenant shall give Landlord written notice specifying in reasonable detail the respects in which the Premises or the Building were not in satisfactory condition.

      5.3 USES PROHIBITED.

            (a) Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate or affect any fire or other insurance upon the Building or any of its contents (unless Tenant shall pay any increased premium as a result of such use or acts), or cause a cancellation of any insurance policy covering said Building or any part thereof or any of its contents, nor shall Tenant sell or permit to be kept, used or sold in or about said Premises any articles which may be prohibited by a standard form policy of fire insurance.

            (b) Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in or about the Premises. Tenant shall not commit or suffer to be committed any waste in or about the Premises.

            (c) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation or requirement of duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not relating to or affecting the condition, use or occupancy of the Premises, or not related or afforded by Tenant's improvements or acts. The judgment of any court


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of competent jurisdiction or the admission of Tenant in any action ac~ainst
Tenant, whether Landlord be a party thereof or not, that Tenant violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of the fact as between Landlord and Tenant.

6. SERVICE AND UTILITIES

      6.1 LANDLORD'S OBLIGATION. Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord, and subject to the Rules and Regulations of the Building, water, gas and electricity suitable for the intended use of the Premises, heat and air conditioning required in Landlord's judgement for the comfortable use and occupancy of the Premises, ) janitorial and window washing service, and security customary in similar buildings in the competing geographical area. Landlord shall also maintain and keep lighted the common stairs, entries and toilet rooms in the Building.

      6.2 TENANT'S OBLIGATION. Tenant shall pay for, prior to delinquency, all telephone and all other materials and services, not expressly required to be paid by Landlord, which may be furnished to or used in, on or about the Premises during the term of this Lease.

      6.3 TENANT'S ADDITIONAL REQUIREMENTS.

            (a) Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises, using current in excess of 110 volts, which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space; nor connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device, for the purposes of using electric current or water.

            (b) If Tenant shall require water or electric current in excess of that usually furnished or supplied for use of the Premises as general office space, Tenant shall first procure the consent of Landlord for the use thereof, which consent Landlord may refuse and Landlord may cause a water meter or electric current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such other use. The cost of such meters and installation, maintenance and repair thereof shall be paid for by Tenant and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the City in which the Building is located or the local public utility, as the case may be, furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed.

            (c) Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units on the Premises and the cost thereof, including the cost of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

         6.4 NON-LIABILITY. Landlord shall not be liable for, and Tenant shall not be entitled to, any of the foregoing when such failure is caused by accidents, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause similar or dissimilar, beyond the reasonable control of Landlord.

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Landlord shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing.

7. MAINTENANCE/REPAIRS; ALTERATIONS/ADDITIONS

      7.1 MAINTENANCE AND REPAIRS.

            (a) Landlord's Obligations. Landlord shall maintain in good order, condition and repair the building and all other portions of the premises not the obligation of Tenant or any other tenant in the Building.

            (b) Tenant's Obligations.

                  (i) Tenant, at Tenant's sole cost and expense, except for services furnished by Landlord pursuant to Article 6 thereof, shall maintain the Premises in good order, condition and repair including the interior surfaces of the ceilings, walls and floors, all doors, interior windows, exterior windows at or below street level, all plumbing pipes, electrical wiring, switches, fixtures and special items in excess of building standard furnishings, and equipment installed by or at the expense of Tenant. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

                  (ii) Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises in the same condition as received, ordinary wear and tear excepted, and shall promptly remove or cause to be removed at Tenant's expense from the Premises and the Building any signs, notices and displays placed by Tenant.

                  (iii) Tenant agrees to repair a ny damage to the Premises or the Building caused by or in connection with the removal of any articles of personal property, business or trade fixtures, machinery, equipment, cabinetwork, furniture, movable partition or permanent improvements or additions, including without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction, all at Tenant's sole cost and expense. Tenant shall indemnify the Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including without limitation any claims made by any succeeding tenant founded on such delay.

                  (iv) In the event Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. In the event Tenant fails to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at ten percent (10% per annum from the date of such work. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work.

            (c) Compliance with Law. Landlord and Tenant shall each do all acts required to comply with all applicable laws ordinances, regulations and rules of any public authority relating to their respective maintenance obligations as set forth herein.

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      7.2 ALTERATIONS AND ADDITIONS.

            (a) Tenant shall make no alterations, additions or improvements to the Premises or any part thereof without obtaining the prior written consent of Landlord.

            (b) Landlord may impose as a condition to the aforesaid consent such requirements as Landlord may deem necessary in its sole discretion, including without limitation thereto, the manner in which the work is done, a right of approval of the contractor by whom the work is to be performed, the times during which it is to be accomplished, and the requirement that upon written consent of Landlord prior to the expiration or earlier termination of the Lease, Tenant will remove any and all permanent improvements or additions to the Premises installed at Tenant's expense and all movable partitions, counters, personal property, equipment, fixtures and furniture.

            (c) All such alterations, additions or improvements shall at the expiration or earlier termination of the Lease become the property of Landlord and remain upon and surrendered with the Premises, unless specified pursuant to
Section 7.2(b) above.

            (d) All articles of personal property and all business and trade fixtures, machinery and equipment, cabinetwork, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the Lease term when Tenant is not in default hereunder.

8. ENTRY BY LANDLORD

Landlord reserves and shall at any and all times have the right to enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility and "for lease" signs, and to alter, improve or repair the Premises and any portion of the Building without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing the entrance to the Premises shall not be blocked thereby, and further providing that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises, or any portion thereof.

9. LIENS

Tenant shall keep the Premises and any building of which the Premises are a part free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction

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of Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith including attorney's fees and costs shall be payable to Landlord by Tenant on demand with interest at the rate of ten percent (10%) per annum. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give to Landlord at least ten (10) days prior written notice of the expected date of commencement of any work relating to alterations or additions to the Premises.

10. INDEMNITY

      10.1 INDEMNITY. Tenant shall indemnify and hold Landlord harmless from and defend Landlord against any and all claims of liability for any injury or damage to any person or property whatsoever; (1) occurring in, on or about the Premises or any part thereof; and (2) occurring in, on or about any facilities (including, without prejudice to the generality of the term "facilities", elevators, stairways, passageways, hallways, and parking areas), the use of which Tenant may have in conjunction with other tenants of the Building, when such injury or damage is caused in part or in whole by the act, neglect, fault or omission of any duty with respect to the same by Tenant, its agents, contractors, employees or invitees. Tenant shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, employees and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereof. In case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord, provided, however, that Tenant shall not be liable for damage or injury occasioned by the negligence or intentional acts of Landlord and its designated agents or employees unless covered by insurance Tenant is required to provide.

      Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause and Tenant hereby waives all claims in respect thereof against Landlord.

      10.2 EXEMPTION OF LANDLORD FROM LIABILITY. Landlord shall not be liable for injury or damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees or customers, or any other person in or about the Premises caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting


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fixtures of the same, whether the damage or injury results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of the Building.

11. INSURANCE

      11.1 COVERAGE. Tenant shall, at all times during the term of Lease, and at its own cost and expense procure and continue in force the following insurance coverage:

            (a) Bodily Injury and Property Damage Liability insurance with a combined single limit for bodily injury and property damage of not less than $500,000.

            (b) Fire and Extended Coverage Insurance, including vandalism and malicious mischief coverage, in an amount equal to the full replacement value of all fixtures, furniture and improvements installed by or at the expense of Tenant and or Landlord.

      11.2 INSURANCE POLICIES. The aforementioned minimum limits of policies shall in no event limit the liability of Tenant hereunder. The aforesaid insurance shall name Landlord as an additional insured. Said insurance shall be with companies having a rating of not less than B in "Best's Insurance Guide". Tenant shall furnish from the insurance companies or cause the insurance companies to furnish certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after thirty (30) days prior written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage which Landlord may carry. Tenant shall, at least twenty (20) days prior to the expiration of such policies, furnish Landlord with renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the premiums together with a twenty-five percent (25%) handling charge, payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease.

      11.3 WAIVER OF SUBROGATION. Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the officers, employees, agents and representatives of the other, on account of loss or damage occasioned to such extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have in force at the time of such loss or damage. Tenant shall, upon obtaining the policies of insurance required under this Lease, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

12. DAMAGE OR DESTRUCTION

      12.1 PARTIAL DAMAGE -- INSURED. In the event the Premises or the Building are damaged by any casualty which is covered under fire and extended coverage insurance carried by Landlord, then Landlord shall restore such damage provided insurance proceeds are available to pay eighty percent (80%) or more of the cost of restoration and provided


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such restoration can be completed within sixty (60) days after the commencement of the work in the opinion of a registered architect or engineer appointed by Landlord. In such event this Lease shall continue in full force and effect, except that Tenant shall be entitled to proportionate reduction of rent while such restoration takes place, such proportionate reduction to be based upon the extent to which the restoration efforts interfere with Tenant's business in the Premises.

      12.2 PARTIAL DAMAGE -- UNINSURED. In the event the Premises or the Building are damaged by a risk not covered by Landlord's insurance or the proceeds of available insurance are less than eighty percent (80%) of the cost of restoration, or if the restoration cannot be completed within sixty (60) days after the commencement of work in the opinion of the registered architect or engineer appointed by Landlord, then Landlord shall have the option either to
(1) repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately abated as hereinabove provided, or
(2) give notice to Tenant at any time within thirty (30) days after such damage terminating this Lease as of a date to be specified in such notice, which date shall be not less than thirty (30) nor more than sixty (60) days after giving such notice. In the event of the giving of such notice, this Lease shall expire and all interest of Tenant in the Premises shall terminate on such date so specified in such notice and the rent, reduced by any proportionate reduction based upon the extent, if any to which said damage interfered with the use and occupancy of Tenant, shall be paid to the date of such termination; Landlord agrees to refund to the Tenant any rent theretofore paid in advance for any period of time subsequent to such date.

      12.3 TOTAL DESTRUCTION. In the event the Premises are totally destroyed or the Premises cannot be restored as required herein under applicable laws and regulations, notwithstanding the availability of insurance proceeds, this Lease shall be terminated effective the date of the damage.

      12.4 DAMAGE NEAR END OF THE TERM. Notwithstanding anything to the contrary contained in this Article 12, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article 12 occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

      12.5 LANDLORD'S OBLIGATIONS. The Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any restoration or replacement of any panelings, decorations, partitions, railings, floor covering, office fixtures or any other improvements or property installed in the Premises by Tenant or at the direct or indirect expense of Tenant. Tenant shall be required to restore or replace same in the event of damage. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration; nor shall Tenant have the right to terminate this Lease as the result of any statutory provision now or hereafter in effect pertaining to the damage and destruction of the Premises or the Building, except as expressly provided herein.

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13. CONDEMNATION

If all or any part of the Premises shall be taken or appropriated for public or quasi-public use by right of eminent domain with or without litigation or transferred by agreement in connection with such public or quasi-public use, either party hereto shall have the right at its option exercisable within thirty
(30) days of receipt of notice of such taking to terminate this Lease as of the date possession is taken by the condemning authority, provided, however, that before Tenant may terminate this Lease by reason of taking or appropriation as provided hereinabove, such taking or appropriation shall be of such an extent and nature as to substantially handicap, impede or impair Tenant's use of the Premises. If any part of the Building other than the Premises shall be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and fixtures belonging to Tenant and/or for the interruption of or damage to Tenant's business and/or for Tenant's unamortized cost of leasehold improvements. In the event of a partial taking which does not result in a termination of this Lease, rent shall be abated in the proportion which the part of the Premises so made unusable bears to the rented area of the Premises immediately prior to the taking. No temporary taking of the Premises and/or of Tenant's rights therein or under this Lease shall terminate this Lease or give Tenant any right to any abatement of rent thereunder; any award made to Tenant by reason of any such temporary taking shall belong entirely to Tenant and Landlord shall not be entitled to share therein.

14. ASSIGNMENT AND SUBLETTING

      14.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof, without the prior written consent of Landlord and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease.

      14.2 REASONABLE CONSENT. If Tenant complies with the following conditions, Landlord shall not unreasonably withhold its consent to the subletting of the Premises or any portion thereof or the assignment of this Lease. Tenant shall submit in writing to Landlord (a) the name and legal composition of the proposed subtenant or assignee; (b) the nature of the business proposed to be carried on in the Premises; (c) the terms and provisions of the proposed sublease; (d) such reasonable financial information as Landlord may request concerning the proposed subtenant or assignee, and (e) certificates of insurance coverage as stated in
Article 11.

      14.3 NO RELEASE OF TENANT. No consent by Landlord to any assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment or subletting. The consent by Landlord to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other assignment or subletting. The acceptance of rent by

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Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

      14.4 ATTORNEY'S FEES. In the event Landlord shall consent to a sublease or assignment under this Section 14, Tenant shall reimburse Landlord for Landlord's reasonable costs and attorneys' fees incurred in connection with the processing and documentation of any requested transfer. In addition, Tenant shall pay a transfer fee of five hundred dollars ($500.00) in the event the transfer is approved.

15. SUBORDINATION

      15.1 SUBORDINATION. This Lease at Landlord's option shall be subject and subordinate to all ground or underlying leases which now exist or may hereafter be executed affecting the Premises or the land upon which the Premises are situated or both, and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the land or improvements or either thereof, of which the Premises are a part, or on or against Landlord's interest or estate therein, or on or against any ground or underlying lease without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust, or ground lease or the date of the recording thereof.

      15.2 SUBORDINATION AGREEMENTS. Tenant covenants and agrees to execute and deliver upon demand without charge therefore, such further instruments evidencing such subordination of this Lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be required by Landlord. Tenant hereby appoints Landlord as Tenant's attorney-in-fact, irrevocably, to execute and deliver any such agreements, instruments, releases or other documents.

      15.3 QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that upon Tenant paying rent and other monetary sums due under the Lease, performing its covenants and conditions under the Lease and upon recognizing purchaser as Landlord pursuant hereto, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the term, subject, however, to the terms of the Lease and of any of the aforesaid ground leases, mortgages or deeds of trust described above.

      15.4 ATTORNMENT. In the event any proceedings are brought for default under ground or any underlying lease or in the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease, provided said purchaser expressly agrees in writing to be bound by the terms of the Lease.

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16. DEFAULT; REMEDIES

      16.1 DEFAULT. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

            (a) Any failure by Tenant to pay the rent or any other monetary sums required to be paid hereunder (where such failure continues for five (5) days after written notice by Landlord to Tenant);

            (b) The abandonment or vacation of the Premises by Tenant;

            (c) A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for twenty (20) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within said twenty (20) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion;

            (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

      16.2 REMEDIES. In the event of any such material default or breach by Tenant, Landlord may, at any time thereafter without limiting Landlord in the exercise of any right or remedy at law or in equity which Landlord may have by reason of such default or breach:

            (a) Maintain this Lease in full force and effect and recover that rent and other monetary charges as they become due, without terminating Tenant's right to possession irrespective of whether Tenant shall have abandoned the Premises. In the event Landlord elects not to terminate the Lease, Landlord shall have the right to attempt to re-let the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease, including removal of all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. In the event any such re-letting occurs, this Lease shall terminate automatically upon the new Tenant taking possession of the Premises. Notwithstanding that Landlord fails to elect to terminate the Lease initially, Landlord at any time WHILE SUCH DEFAULT REMAINS UNCURED XXXXXX XXX XXXX XX XXXX XXXXX may elect to terminate this Lease by virtue of such XXXXXXXX default of Tenant.

      (b) Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including without limitation thereto, the following: (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that is


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proved could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that is proved could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of events would be likely to result therefrom; plus (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable State law. Upon any such re-entry Landlord shall have the right to make any reasonable repairs, alterations or modifications to the Premises, which Landlord in its sole discretion deems reasonable and necessary. As used in (i) above, the "worth at the time of award" is computed by allowing interest at the rate of ten percent (10%) per annum from the date of default. As used in (ii) and (iii) the "worth at the time of award" is computed by discounting such amount at the discount rate of the U.S. Federal Reserve Bank at the time of award plus one percent (1%). The term "rent", as pursuant to Article 16, shall be deemed to be and to mean the rent to be paid pursuant to Article 3 and all other monetary sums required to be paid by Tenant pursuant to the terms of this Lease.

            (c) Landlord shall be entitled to recover from Tenant any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result from Tenant's default including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary repair, renovation and alteration of the Premises, the unamortized portion of any tenant improvements and brokerage commissions funded by Landlord, reasonable attorneys' fees and court costs, and any other reasonable costs.

      16.3 LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

      16.4 DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later that thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then


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Landlord shall not be in default if Landlord commences performance within such thirty-day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate this Lease as a result of Landlord's default and Tenant's remedies shall be limited to damages and/or an injunction.

17. MISCELLANEOUS

      17.1 ESTOPPEL CERTIFICATE

            (a) Tenant shall at any time upon not less then ten (10) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser to encumbrancer of the Premises.

            (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more that one month's rent has been paid in advance.

            (c) If Landlord desired to finance or refinance the Building, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past three years' financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

      17.2 TRANSFER OF LANDLORD'S INTEREST. In the event of a sale or conveyance by Landlord of Landlord's interest in the Premises or the Building other than a transfer for security purposes only, Landlord shall be relieved from and after the date specified in any such notice of transfer of all obligations and liabilities accruing thereafter on the part of Landlord, provided that any funds in the hands of Landlord at the time of transfer in which Tenant has an interest, shall be delivered to the successor of Landlord. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee provided all Landlord's obligations hereunder are assumed in writing by the transferee.

      17.3 CAPTIONS; ATTACHMENTS; DEFINED TERMS

            (a) The captions of the paragraphs of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any section of this Lease.

            (b) Exhibits attached hereto, and addenda and schedules initialed by the parties, are deemed by attachment to constitute part of this Lease and are incorporated herein.

            (c) The words "Landlord" and "Tenant" as used herein, shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. If there be more than one Landlord or Tenant, the obligations hereunder imposed upon Landlord or Tenant

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shall be joint and several; as to a Tenant which consists of husband and wife, the obligations shall extend individually to their sole and separate property as well as community property. The term "Landlord" shall mean only the owner or owners at the time in question of the fee title or a tenant's interest in a ground lease of the land underlying the Building. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assignees only during their respective periods of ownership.

      17.4 ENTIRE AGREEMENT. This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this agreement and the exhibits and attachments may be altered, amended, or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Agreement.

      17.5 SEVERABILITY. If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by Law.

      17.6 COSTS OF SUIT

            (a) If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the prevailing party shall be entitled to recover as a part of the action its reasonable attorneys' fees, and all other costs whether or not the action is prosecuted to Judgement.

            (b) Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the Premises or any part thereof, and all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in or in connection with such litigation.

      17.7 TIME; JOINT AND SEVERAL LIABILITY. Time is of the essence of this Lease and each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant. All the terms, covenants and conditions contained in the Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and nonexclusive of any other remedy at law or in equity.

      17.8 BINDING EFFECT; CHOICE OF LAW. The parties hereto agree that all provisions hereof are to be construed as both covenants and conditions as though the words importing such covenants and conditions were used in each separate paragraph hereof. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to Section 17.2, all of the provisions hereof shall bind and inure to the

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benefit of the parties hereto and their respective heirs, legal representatives, successors and assignees. This Lease shall be governed by the laws of the State of California.

      17.9 WAIVER. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or the breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Landlord of any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Landlord of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Landlord in writing.

      17.10 SURRENDER OF PREMISES. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

      17.11 HOLDING OVER. If Tenant remains in possession of all or any part of the Premises after the expiration of the term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and not a renewal hereof or an extension for any further term, and in such case, rent and other monetary sums due hereunder shall be payable in the amount equal to one hundred fifty percent (150%) of the rent in effect upon the date of such expiration and at the time specified in this Lease. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein.

      17.12 SIGNS

            (a) Tenant shall not place or permit to be placed in or upon the Premises, where visible from outside the Premises, or outside the Premises or any part of the Building any signs, notices, drapes, shutters, blinds or displays of any type without the prior written consent of Landlord.

            (b) Landlord reserves the right in Landlord's sole discretion to place and locate on the roof, exterior of the Building, and in any area of the Building not leased to Tenant such signs, notices, displays and similar items as Landlord deems appropriate in the proper operation of the Building.

      17.13 REASONABLE CONSENT. Except as limited elsewhere in this Lease, wherever in this Lease Landlord or Tenant is required to give its consent or approval to any action on the part of the other, such consent or approval shall not be unreasonably withheld. In the event of failure to give any such consent, the other party shall be entitled to specific performance at law and shall have such other remedies as are reserved to it under this Lease, but in no event shall Landlord or Tenant be responsible in monetary damages for failure to give consent unless said consent is withheld maliciously or in bad faith.

      17.14 INTEREST ON PAST DUE OBLIGATIONS. Except as expressly provided, any amount due to Landlord not paid when due shall bear interest at ten percent (10%) per annum from the due date. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.


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      17.15 RULES AND REGULATIONS; PARKING. Tenant and Tenant's agents, servants, employees, visitors and licensees shall observe and comply fully and faithfully with all reasonable and discriminatory rules and regulations adopted by Landlord for the care, protection, cleanliness and operation of the Building and its Tenants including those annexed to this Lease as Exhibit C and any modification or addition thereto adopted by Landlord, provided Landlord shall give written notice thereof to Tenant. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any of said rules and regulations.

      17.16 NOTICES. All Notices or demands of any kind required or desired to be given by Landlord or Tenant hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid, addressed to the Landlord or Tenant respectively at the address set forth after their signatures at the end of this Lease.

      17.17 BROKER'S COMMISSION. The parties recognize XXXXXXXXXXXXX as the broker(s) who negotiated this Lease, representing the firm of XXXXXXXXXXXXXXXX and agree that the party designated here -- QUALITY SYSTEMS, INC. -- shall be solely responsible for the payment of brokerage commissions to those broker(s), and that the other party shall have no responsibility for the commissions unless otherwise provided in this Lease. Tenant warrants that it has no dealings with any other real estate broker or agent in connection with the negotiation of this Lease, and Tenant agrees to indemnify and hold Landlord harmless from any cost, expense or liability (including reasonable attorneys' fees) for any compensation, commissions or charges claimed by any other real estate broker or agent employed or claiming to represent or to have been employed by Tenant in connection with the negotiation of this Lease. The foregoing agreement shall survive the termination of this Lease. If Tenant fails to take possession of the premises or if this Lease otherwise terminates prior to the expiration date, Landlord shall be entitled to recover from Tenant the unamortized portion of any brokerage commission funded by Landlord in addition to any other damages which Landlord may be entitled.

      17.18 CORPORATE AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

If Tenant is a corporation Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

18. OPERATING EXPENSE INCREASE.

      Lessee shall pay to Lessor during the term hereof, in addition to the Rent, Lessee's Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the


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Base Year, such excess being hereinafter referred to as the "Operating Expense
Increase," in accordance with the following provisions:

            (a) "Lessee's Share" is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.1 of this Lease, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable area contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Lease are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the area available for lease in the Office Building Project.

            (b) "Base Year" is defined as the calendar year in which the Lease term commences.

            (c) "Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year; provided, however, Lessee shall have no obligation to pay a share of the Operating Expense Increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee's Share, notwithstanding they occur during the first twelve (12) months). Lessee's Share of the Operating Expense Increase for the first and Last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such increase.

            (d) "Operating Expenses" is defined, for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for:

                  (i) The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including but not limited to, the following:

                    (aa) The Common Areas, including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

                    (bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and excalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

                  (ii) Trash disposal, janitorial and security services;

                  (iii) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

                  (iv) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor for the Office Building Project;

                  (v) The amount of the real property taxes to be paid by Lessor for the Office Building Project;

                  (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

                  (vii) Labor, salaries and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project;

                  (viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated


                                      -18-
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thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgement of Lessor's accountants);

                  (ix) Replacements of equipment or improvements that have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.

            (e) Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for Federal income tax purposes in excess of five (5) years unless it is of the type described in Paragraph 18(d)(viii), in which case their cost shall be included as above provided.

            (f) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

            (g) Lessee's Share of Operating Expense Increase shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time in advance of Lessee's Share of the Operating Expense Increase for any Comparison Year, and the same shall be payable monthly or quarterly, as Lessor shall designate, during each Comparison Year of the Lease term, on the same day as the Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expense Increase as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each Comparison Year a reasonably detailed statement showing Lessee's Share of the actual Operating Expense Increase incurred during such year. If Lessee's payments under this paragraph 18(g) during said Comparison Year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expense Increase next falling due. If Lessee's payments under this paragraph during said Comparison Year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after dilivery by Lessor to Lessee of said statement. Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense Increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

19. ADDITIONAL PROVISIONS

      19.1 SECURITY DEPOSIT RETAINED BY LANDLORD. Landlord currently holds Twenty four thousand seven hundred forty six dollars and ninety six cents ($24,746.96) as Security Deposit from Lease dated August 30, 1989 and the Addenda thereto.

      19.2 TENANT'S AIR CONDITIONING UNIT. It is reaffirmed here that pursuant to Lease dated August 12, 1982, the Addendum attached thereto, and item #2 therein, between CRAIG DEVELOPMENT CORPORATION, LANDLORD and QUALITY SYSTEMS, INC., TENANT as follows: " 2. Air conditioner which Tenant installed in C 211 with Landlord's permission is the sole property of the Tenant and shall not become property of the Landlord as referred to in Paragraph 8.2C."


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In Witness Whereof, Landlord and Tenant have executed this Lease the date and year first written.


LANDLORD:                                 TENANT:
CRAIG DEVELOPMENT CORPORATION             QUALITY SYSTEMS, INC.


    /s/ Craig Meredith                        /s/ Paul Holt
-----------------------------             --------------------------------------
By: Craig Meredith, President             By: Paul Holt, Chief Financial Officer


                                          --------------------------------------
                                          By:

Address:                                  Address:

-------------------------------           --------------------------------------
Suite 860                                 Suite 210
-------------------------------           --------------------------------------
1851 East First Street                    17822 East 17th Street
-------------------------------           --------------------------------------
Santa Ana, CA 92705                       Tustin, CA 92780
-------------------------------           --------------------------------------

-------------------------------           --------------------------------------

(If Landlord or Tenant is a corporation, the corporate seal must be affixed and the authorized officers must sign on behalf of the corporation. The Lease must be executed by the President or a Vice President and the Secretary or Assistant Secretary unless the By-laws or a Resolution of the Board of Directors shall otherwise provide, in which event the By-laws or a certified copy of the Resolution, as the case may be, must be furnished.)

 LANDLORD                                        TENANT
CORPORATE                                       CORPORATE
  SEAL                                            SEAL


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                                                                       EXHIBIT A

                  MEREDITH FINANCIAL CENTRE -- CENTRE BUILDING

                    17822 East 17th Street, Tustin, CA 92680

                              [FLOOR PLAN OMITTED]

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                                                                       EXHIBIT A

                  MEREDITH FINANCIAL CENTRE -- CENTRE BUILDING

                    17822 East 17th Street, Tustin, CA 92680

                              [FLOOR PLAN OMITTED]

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                                    EXHIBIT B

                              [FLOOR PLAN OMITTED]

          CENTRE BUILDING SUITES 101 & 102 WORK OF IMPROVEMENTS: NONE.
                                                    3340.00 SQUARE FEET USEABLE.

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                                    EXHIBIT B

          CENTRE BUILDING SUITES 103 & 104 WORK OF IMPROVEMENTS: NONE.
                                   103 = 1745.77 & 104 = 1594.23 SQ. FT. USEABLE

QUALITY SYSTEMS, INC.
MEREDITH FINANCIAL CENTRE
CENTRE BLDG--103/104

                              [FLOOR PLAN OMITTED]

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                                    EXHIBIT B

                              [FLOOR PLAN OMITTED]

                                    SUITE CENTRE 203 WORK OF IMPROVEMENTS: NONE.
                                                    2164.40 SQUARE FEET USEABLE.

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                                    EXHIBIT B

                              [FLOOR PLAN OMITTED]

CENTRE BUILDING SUITES
201, 210, 211, & 212
WORK OF IMPROVEMENTS:
NONE.

SUITE 201: 2486.67 SFU
SUITE 210: 1873.33 SFU
SUITE 211: ABOVE
SUITE 212: ABOVE

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                                    EXHIBIT C

                              RULES AND REGULATIONS

1. No sign, placard, picture, advertisement, name or notice shall be inserted, displayed or printed or affixed on or to any part of the outside or inside of the Building without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

      Door sign and directory listing strips will be supplied by Landlord after Tenant has forwarded written request to Landlord for same. Any requests for changes in door sign and directory strips thereafter must be made in writing to Landlord and will be at Tenant's expense.

      Landlord shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises.

2. No Tenant shall obtain for use upon the Premises, ice, drinking or bottled water, towel or other similar service or accept barbering or bootblacking services on the Premises, except from persons authorized by the Landlord and at the hours and under regulations fixed by the Landlord.

3. The directory boards of the Building will be provided exclusively for the display of the name and location of Tenant only and Landlord reserves the right to exclude any other names therefrom.

4. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenants normally deal in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. No tenant and no employees or invitees of any tenant shall go upon the roof of the Building.

5. Tenant shall not alter any lock or install any new or additional locks or any bolts on any door of the Premises without the written consent of Landlord.

6. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees shall have caused it.


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7. Tenant shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted except with the prior consent of the Landlord and as the Landlord may direct.

8. No furniture, freight or equipment of any kind shall be brought into the Building without the consent of Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes, and other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant. There shall not be used in any space, or in the public halls of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards.

9. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed to by Landlord. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of any tenant by the janitor or any other employee or any other person. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include cleaning of carpets or rugs, except normal vacuuming, or moving of furniture and other special services. Janitor service will not be furnished on nights when rooms are occupied after 9:30 pm. Window cleaning shall be done only by Landlord, and only between 6:00 am and 5:00 pm.

10. Tenant shall not use, keep or permit to be used or kept any noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and /or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building. No Tenant shall make or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring Buildings or Premises or those having business with them whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way. No Tenant shall throw anything out of doors or down the passageways.

11. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. No Tenant shall


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occupy or permit any portion of his Premises to be occupied as an office for a public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber shop or manicure shop. No Tenant shall advertise for laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for any illegal purposes.

12. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

13. Landlord will direct electricians as to where and how telephone and computer wiring are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord. Teflon cable is required.

14. All keys to offices, rooms and toilet rooms shall be obtained from Landlord's Building Superintendent and Tenant shall not from any other source duplicate, obtain keys or have keys made. The Tenant, upon termination of the tenancy, shall deliver to the Landlord the keys of the offices, rooms and toilet rooms which shall have been furnished or shall pay the Landlord the cost of replacing same or of changing the lock or locks opened by such lost key if Landlord deems it necessary to make such change.

15. No Tenant shall lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by the Landlord. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

16. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Landlord.

17. On Sundays, legal holidays and on Saturday commencing at 12:00 noon, and on other days between the hours of 7:00 pm and 7:00 am the following day, access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is properly identified, and Landlord need not furnish heating and air conditioning at those times, but will make them available upon written request and at an additional charge to Tenant. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building and the Building. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building on Sundays, legal holidays, and on Saturdays commencing at 12:00 noon, and on other days between the hours of 7:00 pm and 7:00


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am, and during such further hours as Landlord may deem advisable for the adequate protection of said Building and the Property of its Tenants. Tenants will be provided with keys enabling access to Premises at all times.

18. Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Tenant.

19. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Buildings.

20. The requirements of Tenant will be attended to only upon application at the Building Superintendent's office. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under specific instruction from the Landlord.

21. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord.

22. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building of which the Premises are a part.

23. Tenant agrees that it shall comply with all fire and security regulations that may be issued from time to time by Landlord and Tenant also shall provide Landlord with the name of designated responsible employee to represent Tenant in all matters pertaining to such fire or security regulations.

24. Landlord reserves the right by written notice to Tenant, to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, in Landlord's judgment, it is necessary, desirable or proper for the best interest of the Building and its tenants.

25. Tenants shall not disturb, solicit, or canvas any occupant of the Building and shall cooperate to prevent same.

26. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

27. Parking allocation is 3.8 automobiles per 1000 square feet of leased Premises area (based on 100% occupancy of Meredith Financial Centre), and is on a free, first-come, first-served basis.


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28. HVAC: HVAC system in the building is accessible to Tenant during the following periods, with the exception of Legal Holidays:

   Monday through Friday:     7am to 7pm.
   Saturday:                  7am to 12pm.

After hour costs for HVAC are fifty dollars ($50.00), subject to change without notice, per hour with 24 hours advance written notice required.

29. LEGAL HOLIDAYS: The following Legal Holidays are recognized:
    NEW YEARS DAY
    MEMORIAL DAY
    INDEPENDENCE DAY
    LABOR DAY
    THANKSGIVING DAY
    CHRISTMAS DAY


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